UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2025

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 8.01. Other Events.

 On September 8, 2025, Tucows Inc. (Nasdaq: TCX) (the “Company”) and its wholly owned subsidiaries, Tucows.com Co., Ting Inc., Tucows (Delaware) Inc., Wavelo, Inc. and Tucows (Emerald), LLC (each, a “Borrower” and, together, the “Borrowers,” and collectively with the Company, “Tucows”), and certain other subsidiaries of the Company, as guarantors, entered into a one-year Extension Agreement (the “Extension Agreement”) to that certain Credit Agreement, dated as of September 22, 2023 (the “Credit Agreement”), by and among Tucows, Bank of Montreal, as administrative agent (“BMO” or the “Agent”), and the lenders party thereto.

The Extension Agreement extends the term of the Credit Agreement through September 22, 2027. The material terms of the revolving credit facility remain unchanged, including an aggregate committed amount not to exceed $240,000,000 (the “Credit Facility”). The accordion feature also remains unchanged and permits Tucows, subject to customary conditions, to request an increase in the commitments under the Credit Facility of up to $60,000,000 if the Total Funded Debt to Adjusted EBITDA Ratio (as defined in the Credit Agreement) is less than 3.75:1.00.

In addition, the Extension Agreement amends certain definitions relating to the treatment of specified expenses in the calculation of Adjusted EBITDA for purposes of the Total Funded Debt to Adjusted EBITDA Ratio financial covenant. Except as described herein, the Credit Agreement remains in full force and effect in accordance with its terms.

The foregoing summary of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to the Company’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions) and statements about the future performance, operations, products and services of the Company, including future financial and operating results and expectations for sales growth. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, uncertainties relating to the Company’s future costs, and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. In such an event, the Company’s business, financial condition, results of operations or liquidity could be materially adversely affected and investors in the Company’s securities could lose part or all of their investments. Readers are strongly urged to read the full cautionary statements contained in those materials. The Company assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01          Financial Statements and Exhibits.

Exhibit No.	Exhibit Title
10.1*
Credit Agreement, dated as of September 22, 2023, by and among, Tucows Inc. (the “Company”) and its wholly owned subsidiaries, Tucows.com Co., Ting Inc., Tucows (Delaware) Inc. Wavelo, Inc. and Tucows (Emerald), LLC, Bank of Montreal, as Agent and other parties thereto, as amended by that certain Extension Agreement dated September 8, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and similar attachments have been omitted in reliance on Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2025	TUCOWS INC.

	By:	/s/ Ivan Ivanov
	Name:	Ivan Ivanov
	Title:	Chief Financial Officer